FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED MAY 27, 2020 TO THE SUMMARY PROSPECTUS AND PROSPECTUS FOR THE GRANDEUR PEAK INTERNATIONAL STALWARTS FUND (THE “FUND”) DATED AUGUST 31, 2019

Effective as of the close of business on June 10, 2020, the Fund will close to new investors, except as described below. This change will affect new investors seeking to purchase shares of the Fund through third party intermediaries subject to certain exceptions for financial advisors with an established position in the Fund and participants in certain qualified retirement plans with an existing position in the Fund. The Fund remains open to purchases from existing shareholders, and to new shareholders who purchase directly from Grandeur Peak Funds.

The Fund retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE